2008 Dividends & Capital Gains
As of 12/29/2008
Dividend $0.1964
Short-Term Capital Gain $0.0000
Long-Term Capital Gain $0.0000

BLUE CHIP INVESTOR FUND

CAPITALIZING ON THE PROFITABILITY OF BLUE CHIP STOCKS

Date: 1/7/2009 NAV: 73.15 Change: -2.74 YTD Change: 0.52%

Blue Chip Investor Funds
Proxy Voting Policy

Click here for the interview
with Steven Check
by The Wall Street Transcript

(ADOBE ACROBAT REQUIRED - NEED IT? CLICK HERE)

BLUE CHIP INVESTOR FUND
575 Anton Boulevard, Suite 500
Costa Mesa, CA 92626-7169
Phone: (714) 641-3579 (800) 710-5777
Fax: (714) 641-8128
Email: info@bluechipinvestorfund.com

BLUE CHIP INVESTOR FUND

CAPITALIZING ON THE PROFITABILITY OF BLUE CHIP STOCKS

Introduction

The Blue Chip Investor Fund seeks long-term growth of capital

The Blue Chip Investor Fund is a no-load mutual fund that capitalizes on the profitability of blue chip stocks. The Fund invests primarily in the common stocks of industry-dominant companies whose earnings have demonstrated superior growth. The Fund's Adviser considers, among other things, balance sheet strength, cash flow and return on equity. The Fund normally focuses its investments in a core of less than 25 companies, and certain sectors are likely to be overweighted compared to others. The average market capitalization of holdings is usually larger than $5 billion.

Blue Chip Investor Fund Investment Minimums:	Initial	Additional
Regular Account	$5,000	$100
Automatic Investment Plan	$5,000	$100*

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

CUSIP:	09532K103
TICKER SYMBOL:	BCIFX

BLUE CHIP INVESTOR FUND

CAPITALIZING ON THE PROFITABILITY OF BLUE CHIP STOCKS

Your Guide To The Blue Chip Investor Fund

Prospectus

2008 Prospectus PDF Format - Click Here

Application

Application - Click Here

Statement of Additional Information

2008 Statement of Additional Information - Click Here

Before you invest or send money you are required to read the prospectus.

If you would like to receive a prospectus by mail please click HERE

To view and print out the prospectus, click on Prospectus above. You will need Adobe Acrobat to view the Prospectus - click HERE and follow the instructions, then return to this page and try again.

Past Performance Is No Guarantee Of Future Results
Read The Prospectus Carefully Before You Invest Or Send Money

Performance

Average Annual Total Returns (%) As of 12/31/2008

	1 Year	3 Year	5 Year	Annualized Since Inception (1/1/02)
Blue Chip Investor Fund	-34.62%	-8.36%	-3.10%	-1.56%

Average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds.

Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling the transfer agent at 1-877-59-Funds. The prospectus should be read carefully before investing.

Information Request

To receive an investor package for Blue Chip Investor Fund please e-mail info@bluechipinvestorfund.com

Note: Blue Chip Investor Fund may not be available for purchase in all states.

Thank you for your interest in Blue Chip Investor Fund.

BLUE CHIP INVESTOR FUND

CAPITALIZING ON THE PROFITABILITY OF BLUE CHIP STOCKS

Management



Steven Check
Portfolio Manager

Mr. Check founded the Fund's Investment Advisor, Check Capital Management (CCM), in 1987. As CCM's President and Chief Investment Officer, Mr. Check remains responsible for overall investment policy and portfolio management. He also serves as editor of the nationally respected newsletter, *The Blue Chip Investor*, which, like the Fund and CCM, focuses on underpriced stocks of blue chip growth companies. Mr. Check holds a BS degree in Electrical Engineering from Iowa State and a Masters in Engineering from the University of California, Irvine. He is a past President of - and remains active in - the Orange County Society of Investment Managers and is a member of the Association for Investment Management and Research (AIMR).

Holdings (As of September 30, 2008)

Blue Chip Investor Fund Share Price: $96.66 on 9/30/2008

Quantity	Description	Ticker	Cusip	Current	Percent
40.000	BERKSHIRE HATHAWAY, INC. CLASS	BRKA	084670108	5,224,000.00	25.85%
25,000.000	AFLAC, INC.	AFL	001055102	1,468,750.00	7.27%
30,000.000	WELLS FARGO & CO.	WFC	949746101	1,125,900.00	5.57%
24,000.000	ILLINOIS TOOL WORKS, INC.	ITW	452308109	1,066,800.00	5.28%
20,000.000	FISERV, INC.	FISV	337738108	946,400.00	4.68%
24,000.000	HARLEY DAVIDSON, INC.	HOG	412822108	895,200.00	4.43%
10,000.000	FRANKLIN RESOURCES, INC.	BEN	354613101	881,300.00	4.36%
23,000.000	AMERICAN EXPRESS CO.	AXP	025816109	814,890.00	4.03%
20,000.000	OMNICOM GROUP, INC.	OMC	681919106	771,200.00	3.82%
8,800.000	GRAINGER WW, INC.	GWW	384802104	765,336.00	3.79%
15,000.000	HEWLETT PACKARD CO.	HPQ	428236103	693,600.00	3.43%
17,000.000	BEST BUY CO., INC.	BBY	086516101	637,500.00	3.15%
20,000.000	WALGREEN CO.	WAG	931422109	619,200.00	3.06%
15,000.000	EMERSON ELECTRIC CO.	EMR	291011104	611,850.00	3.03%
10,000.000	WAL MART STORES, INC.	WMT	931142103	598,900.00	2.96%
20,000.000	UNITEDHEALTH GROUP, INC.	UNH	910581107	507,800.00	2.51%
15,600.000	MEREDITH CORP.	MDP	589433101	437,424.00	2.16%
15,000.000	MICROSOFT CORP.	MSFT	594918104	400,350.00	1.98%
9,300.000	AUTOMATIC DATA PROCESSING, INC.	ADP	053015103	397,575.00	1.97%
11,000.000	GRACO, INC.	GGG	384109104	391,710.00	1.94%
10,000.000	LEGG MASON, INC.	LM	524901105	380,600.00	1.88%
9,600.000	ACCENTURE LTD.	ACN	G1150G111	364,800.00	1.81%
352,340.000				$20,001,085.00	98.99%
	Cash & Miscellaneous			204,973.66	1.01%
	Net Assets			$20,206,058.66	100.00%

Investor Education

"The Great Financial Scandal of 2003" by Charles T. Munger

At the Wesco Financial Corporation 2001 Annual Meeting, CEO Charles T. Munger, who's also Vice Charirman of Berkshire Hathaway and Warren Buffett's closest colleague, distributed the following story. A fable, yes, but highly educational nonetheless . . .

BLUE CHIP INVESTOR FUND

CAPITALIZING ON THE PROFITABILITY OF BLUE CHIP STOCKS

Contact

Shareholder Services	**1-877-593-8637**
Fund Manager	**1-800-710-5777**
by e-mail	**info@bluechipinvestorfund.com**

Past Performance Is No Guarantee Of Future Results
Read The Prospectus Carefully Before You Invest Or Send Money